Capital City Bank Group, Inc.

Reports Second Quarter 2025 Results
TALLAHASSEE, Fla.

(July 22, 2025) – Capital City Bank Group, Inc. (NASDAQ: CCBG)

today reported net income attributable to
common shareowners of $15.0 million, or $0.88 per diluted share, for the second quarter of 2025

compared to $16.9 million, or
$0.99 per diluted share, for the first quarter of 2025, and $14.2 million, or $0.

83 per diluted share, for the second quarter of 2024.
QUARTER HIGHLIGHTS (2
nd

Quarter 2025

versus 1
st

Quarter 2025)
Income Statement
●
Tax-equivalent

net interest income totaled $43.2 million compared

to $41.6

million for the first quarter of 2025
-
Net interest margin increased

eight basis points to 4.30% (earning asset yield increased

by six basis points

and cost of funds
decreased two basis points to 82 basis points

)

●
Provision for credit losses decreased

by $0.1 million to $0.6 million for the second quarter - net loan charge-offs were
comparable to the first quarter of 2025 at nine basis points (annualized) of average loans – allowance coverage ratio increased
to 1.13% at June 30, 2025
●
Noninterest income increased

by $0.1 million, or 0.5%, reflecting higher

deposit and bankcard fees as well as mortgage fees
partially offset by lower wealth management fees
●
Noninterest expense increased

by $3.8 million, or 9.9%, primarily due to a $3.9 million net gain from the sale of our operations
center building (reflected in other expense)

in the first quarter of 2025

Balance Sheet
●
Loan balances decreased by $13.3 million, or

0.5% (average), and decreased by $29.3 million, or

1.1% (end of period)
●
Deposit balances increased by $15.2 million,

or 0.4% (average), and decreased by $79.0 million, or

2.1% (end of period) due to
the seasonal decrease in our public fund balances
-
Noninterest bearing deposits averaged

36.5% of total deposits for the second quarter and 36.2% for the year

●
Tangible

book value per diluted share (non-GAAP financial measure)

increased by $0.78, or 3.2%

“Capital City delivered another strong quarter,

highlighted by sustained revenue growth and continued credit strength,”

said William
G. Smith, Jr, Capital City Bank Group Chairman

and CEO. “Our second quarter results reflect a 3.9% increase in net interest income and an 8 basis point expansion in the net interest margin to 4.30%.

Tangible book value per

share increased by 3.2%, and
we further strengthened our capital position, with our tangible capital ratio increasing to 10.1%. We

remain focused on executing
strategies that drive consistent, profitable growth,

supported by a fortress balance sheet that provides resilience and strategic flexibility.”

Discussion of Operating Results
Net Interest Income/Net Interest

Margin
Tax-equivalent net

interest income for the second quarter of 2025 totaled $43.2 million compared to $41.6 million for the first
quarter of 2025 and $39.3 million for the second quarter of 2024.

Compared to the first quarter of 2025, the increase was driven by a
$0.9 million increase in investment securities income and a $0.4 million increase in overnight funds income.

One additional
calendar day in the second quarter of 2025 contributed to the increase.

Compared to the second quarter of 2024, the increase was
primarily due to a $2.7 million increase in investment securities income and a $1.2

million decrease in deposit interest expense.

New investment purchases at higher yields drove the increase in investment securities income for both prior period comparisons.

Further, the decrease in deposit interest expense

from the prior year period reflected the gradual decrease in our deposit rates, as short term rates began declining in the second half of 2024.
For the first six months of 2025, tax-equivalent net interest income totaled

$84.8 million compared to $77.8 million for the same
period of 2024 with the increase primarily attributable to a $4.2 million increase in investment securities income, a $1.9 million
increase in overnight funds income, and a $1.4 million decrease in deposit interest expense.

New investment purchases at higher
yields drove the increase in investment securities income.

Higher average deposit balances contributed to the increase in overnight funds income.

The decrease in deposit interest expense reflected the aforementioned decrease in our deposit rates.
Our net interest margin for the second quarter of 2025 was 4.30%,

an increase of eight basis points

over the first quarter of 2025

and
an increase of 28 basis points over the second quarter of 2024.

For the month of June 2025, our net interest margin was 4.36%.

For
the first six months of 2025, our net interest margin increased by 25 basis points to 4.26% compared to the same period of 2024.

The increase in net interest margin over all prior periods reflected a higher yield in the investment portfolio driven by new purchases at higher yields.

Lower deposit cost also contributed to the improvement over both prior year periods.

For the second quarter of
2025, our cost of funds was 82 basis points, a decrease of two basis points from the first quarter of 2025 and a 15-basis point
decrease from the second quarter of 2024.

Our cost of deposits (including noninterest bearing accounts) was 81 basis points, 82 basis points, and 95 basis points, respectively,

for the same periods.

Provision for Credit Losses

We recorded

a provision expense for credit losses of $0.6

million for the second quarter of 2025

compared to $0.8 million for the
first quarter of 2025 and $1.2 million for the second quarter of 2024.

For the first six months of 2025, we recorded a provision
expense for credit losses of $1.4 million compared to $2.1 million for the first six months of 2024.

Activity within the components
of the provision (loans held for investment (“HFI”) and unfunded loan commitments) for each reported period is provided in the table on page 14.

We discuss the various

factors that impacted our provision expense for Loans HFI in further detail below under
the heading Allowance for Credit Losses .

Noninterest Income and Noninterest

Expense
Noninterest income for the second quarter of 2025 totaled $20.0 million compared to $19.9 million for the first quarter of 2025

and
$19.6 million for the second quarter of 2024.

The $0.1 million, or 0.5%, increase over the first quarter of 2025 was primarily due to
a $0.4

million increase in mortgage banking revenues and a $0.3

million increase in deposit fees, partially offset by a $0.6 million decrease in wealth management fees.

The increase in mortgage revenues was driven by an increase in production volume.

Fee
adjustments made late in the second quarter of 2025 led to the increase in deposit fees.

The decrease in wealth management fees
was attributable to a decrease in insurance commission revenue.

Compared to the second quarter of 2024, the $0.4 million, or 2.1%, increase was primarily due to a $0.8 million increase in wealth management fees, partially offset by a $0.2 million decrease in
mortgage banking revenues and a $0.1 million decrease in other income.

The increase in wealth management fees reflected a $0.5
million increase in trust fees and a $0.4 million increase in retail brokerage fees, partially offset by a $0.1 million decrease in
insurance commission revenue.

A combination of new business, higher account valuations, and fee increases implemented in early
2025 drove the improvement in trust and retail brokerage fees.

For the first six months of 2025, noninterest income totaled $39.9 million compared to $37.7 million for the same period of 2024,
primarily attributable to a $1.8 million increase in wealth management fees and a $0.7 million increase in mortgage banking
revenues that was partially offset by a $0.2 million decrease in deposit fees.

The increase in wealth management fees reflected
increases in retail brokerage fees of $1.0 million, trust fees of $0.7 million,

and insurance commission revenue of $0.1 million.

The
increases in retail brokerage and trust fees were attributable to a combination of new business, higher account valuations, and fee
increases implemented in early 2025.

The increase in mortgage banking revenues was due to a higher gain on sale margin.

Noninterest expense for the second quarter of 2025 totaled $42.5 million compared to $38.7 million for the first quarter of 2025

and
$40.4

million for the second quarter of 2024.

The $3.8 million, or 9.9%, increase over the first quarter of 2025, reflected a

$3.3
million increase in other expense, a $0.3

million increase in occupancy expense, and a $0.2 million increase in compensation expense.

The increase in other expense was driven by a $4.5 million increase in other real estate expense which reflected lower
gains from the sale of banking facilities, primarily the sale of our operations center building in the first quarter of 2025, partially
offset by a $0.5

million decrease in charitable contribution expense and a $0.6 million decrease in miscellaneous expense.

The
slight increase in occupancy expense was due to higher software maintenance agreement expense and maintenance/repairs for
buildings and furniture/fixtures.

The slight increase in compensation expense reflected a $0.1 million increase in salary expense and
a $0.1 million increase in associate benefit expense.

Compared to the second quarter of 2024, the $2.1 million, or 5.2%, increase was primarily due to a $2.1 million increase in compensation expense which reflected a $1.3 million increase in salary expense and
a $0.8 million increase in associate benefit expense.

The increase in salary expense was primarily due to increases in incentive plan expense of $0.9 million and base salaries of $0.4

million (merit based).

The increase in associate benefit expense was attributable to a $0.6 million increase in associate insurance expense and a $0.2 million increase in stock compensation expense.
For the first six months of 2025, noninterest expense totaled $81.2 million compared to $80.6 million for the same period of 2024
with the $0.6 million, or 0.8%, increase due to a $3.9 million increase in compensation expense that was partially offset by a $3.2
million decrease in other expense and a $0.1 million decrease in occupancy expense.

The increase in compensation was due to a
$2.5 million increase in salary expense and a $1.4 million increase in associate benefit expense.

The increase in salary expense was
primarily due to increases in incentive plan expense of $1.2 million, base salaries of $0.9 million (merit based), and commissions of
$0.7 million (retail brokerage and mortgage).

The increase in associate benefit expense was attributable to a higher cost for
associate insurance.

The decrease in other expense was primarily due to a $4.5 million decrease in other real estate expense due to
lower gains from the sale of banking facilities, and a $1.0 million decrease in miscellaneous expense (non-service component of
pension expense), partially offset by increases in processing expense of $1.1 million (outsource of core processing system), charitable contribution expense of $0.7 million, and professional fees of $0.5 million.

Income Taxes
We realized income

tax expense of $5.0

million (effective rate of 24.9%) for the second quarter of 2025 compared to $5.1 million
(effective rate of 23.3%) for the first quarter of 2025 and

$3.2 million (effective rate of 18.5%) for the second quarter of 2024.

For
the first six months of 2025, we realized income tax expense of $10.1 million

(effective rate of 24.1%) compared to $6.7 million
(effective rate of 20.6%) for the same period of 2024.

A lower level of tax benefit accrued from a solar tax credit equity fund drove the increase in our effective tax rate for all prior period comparisons.

Absent discrete items or new tax credit investments, we
expect our annual effective tax rate to approximate 24%

for 2025.

Discussion of Financial Condition
Earning Assets
Average earning

assets totaled $4.032 billion for the second quarter of 2025, an increase of $38.1 million,

or 1.0%, over the first
quarter of 2025, and an increase of $110.1

million, or 2.8%, over the fourth quarter of 2024.

The increase over both prior periods
was driven by higher average deposit balances (see below – Deposits
).

Compared to the first quarter of 2025, the change in the
earning asset mix reflected a $27.8 million increase in overnight funds and a $25.7 million increase in investment securities that was partially offset by a $13.3 million decrease in loans HFI and a $2.1

million decrease in loans held for sale (“HFS”).

Compared to
the fourth quarter of 2024, the change in the earning asset mix reflected a $92.8 million increase in investment securities and a
$50.5 million increase in overnight funds sold partially offset by a $24.8 million decrease in loans HFI and a $8.4 million decrease in loans HFS.

Average loans

HFI decreased by $13.3 million, or 0.5%, from the first quarter of 2025 and decreased by $24.8 million, or 0.9%,
from the fourth quarter of 2024.

Compared to the first quarter of 2025, the decrease was due to decreases in construction loans of
$24.6 million, consumer loans (primarily indirect auto) of $1.9 million,

and commercial loans of $3.4 million, partially offset by
increases to residential real estate loans of $10.2 million, commercial real estate loans of $2.1 million, and home equity loans of
$4.1 million.

Compared to the fourth quarter of 2024, the decline was primarily attributable to decreases in construction loans of
$33.2 million, commercial loans of $9.2 million, and consumer loans

(primarily indirect auto) of $4.0 million, partially offset by increases in home equity loans of $10.8 million, residential real estate loans of

$9.9 million, and commercial real estate loans of
$1.9 million.

Loans HFI at June 30, 2025 decreased by $29.3 million, or 1.1%, from

March 31, 2025 and decreased by $20.1 million, or 0.8%,
from December 31, 2024.

Compared to the first quarter of 2025, the decline was primarily due to decreases in construction loans of
$18.2 million, consumer loans (primarily indirect auto) of $8.7 million,

commercial loans of $4.4 million, and commercial real
estate loans of $4.4 million, partially offset by increases in residential real estate loans of $5.8 million and home equity loans of $2.2
million.

Compared to December 31, 2024, the decrease was primarily attributable to decreases in construction loans of $45.9
million, commercial loans of $9.2 million, and consumer loans (primarily indirect auto) of $2.0 million, partially offset by increases in commercial real estate loans of $23.4 million, residential real estate loans of

$17.9 million, and home equity loans of $8.1
million.

Allowance for Credit Losses

At June 30, 2025, the allowance for credit losses for loans HFI totaled

$29.9 million compared to $29.7 million at March 31, 2025
and $29.3 million at December 31, 2024.

Activity within the allowance is provided on Page 14.

The slight increase in the
allowance over March 31, 2025 and December 31, 2024 was primarily attributable to qualitative factor adjustments that were
partially offset by lower loan balances.

Net loan charge-offs for both the second quarter of 2025

and the first quarter of 2025 were
comparable at nine basis points of average loans.

At June 30, 2025, the allowance represented 1.13% of loans HFI compared to
1.12% at March 31, 2025, and 1.10% at December 31, 2024.
Credit Quality
Nonperforming assets (nonaccrual loans and other real estate) totaled

$6.6 million at June 30, 2025 compared to $4.4 million at
March 31, 2025 and $6.7 million at December 31, 2024.

At June 30, 2025, nonperforming assets as a percentage of total assets was
0.15%, compared to 0.10% at March 31, 2025 and 0.15% at December 31,

2024.

Nonaccrual loans totaled $6.4 million at June 30,
2025, a $2.2 million increase over March 31, 2025 and a $0.1 million increase over December 31, 2024 with the increase over the
first quarter of 2025 primarily attributable to two home equity loans totaling $1.8 million.

Classified loans totaled $28.6 million at
June 30, 2025, a $9.4 million increase over March 31, 2025 and a $8.7 million increase over December 31, 2024.

The increase over
the prior periods was primarily due to the downgrade of four residential real estate loans totaling $4.2 million and two commercial
real estate loans totaling $4.3 million.
Deposits
Average total

deposits were $3.681 billion for the second quarter of 2025, an increase of $15.2 million, or 0.4%, over the first
quarter of 2025 and an increase of $80.3 million, or 2.2%, over the fourth quarter of 2024.

Compared to the first quarter of 2025,
the increase was attributable to higher core deposit balances (primarily noninterest bearing checking and money market), partially
offset by a decline in public funds balances (primarily NOW accounts)

due to the seasonal reduction in those balances.

The
increase over the fourth quarter of 2024 reflected strong growth in core deposit balances and a seasonal increase in public funds
balances (primarily NOW) which are received/deposited by those clients starting in December and peak on average in the first
quarter.

At June 30, 2025, total deposits were $3.705 billion, a decrease of $79.0 million, or 2.1%, from March 31, 2025, and an increase of
$32.9 million, or 0.9%, over December 31, 2024.

The decrease from March 31, 2025 was primarily due to a seasonal decline in public funds balances,

(primarily money market and noninterest bearing).

The increase over December 31, 2024 reflected higher
core deposit balances, primarily noninterest bearing accounts. Public funds totaled $596.6 million at June 30, 2025, $648.0 million at March 31, 2025, and $660.9 million at December 31, 2024.

Liquidity
We maintained

an average net overnight funds (i.e., deposits with banks plus FED funds sold less FED funds purchased) sold
position of $348.8 million in the second quarter of 2025

compared to $320.9 million in the first quarter of 2025 and $298.3 million in the fourth quarter of 2024.

Compared to both prior periods, the increase reflected higher average deposit

s

and lower average
loans.

At June 30, 2025, we had the ability to generate approximately $1.603 billion (excludes overnight funds position of $395 million) in additional liquidity through various sources including various federal funds purchased lines, Federal Home Loan Bank borrowings,
the Federal Reserve Discount Window,

and brokered deposits.

We also view our

investment portfolio as a liquidity source, as we have the option to pledge securities in our portfolio as collateral
for borrowings or deposits and/or to sell selected securities in our portfolio

.

Our portfolio consists of debt issued by the U.S.
Treasury,

U.S. governmental agencies, municipal governments, and corporate entities.

At June 30, 2025, the weighted-average
maturity and duration of our portfolio were 2.66 years and 2.14 years

,

respectively, and the available

-for-sale portfolio had a net
unrealized after-tax loss of $13.4 million.

Capital
Shareowners’ equity was $526.4 million at June 30, 2025 compared to $512.6 million at March 31, 2025 and $495.3 million at
December 31, 2024.

For the first six months of 2025, shareowners’ equity was positively impacted by net income attributable to
shareowners of $31.9 million, a net $5.5 million decrease in the accumulated other comprehensive loss, the issuance of common
stock of $2.8 million, and stock compensation accretion of $0.9 million.

The net favorable change in accumulated other
comprehensive loss reflected a $6.4 million decrease in the investment securities loss that was partially offset by a $0.9 million
decrease in the fair value of the interest rate swap related to subordinated debt.

Shareowners’ equity was reduced by common stock
dividends

of $8.2 million ($0.48 per share) and net adjustments totaling $1.8 million related to transactions under our stock
compensation plans.

At June 30, 2025, our total risk-based capital ratio was 19.60% compared to

19.20% at March 31, 2025 and 18.64% at December
31, 2024.

Our common equity tier 1 capital ratio was 16.81%, 16.08%, and 15.54%, respectively,

on these dates.

Our leverage ratio
was 11.14%, 11.17%,

and 11.05%, respectively,

on these dates.

At June 30, 2025, all our regulatory capital ratios exceeded the thresholds to be designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio
(non-GAAP financial measure) was 10.09%

at June 30, 2025 compared to 9.61% and 9.51% at March 31, 2025 and December 31,
2024, respectively.

If the unrealized loss for held-to-maturity securities of $9.9 million (after-tax)

was recognized in accumulated
other comprehensive loss, our adjusted tangible capital ratio would be

9.86%.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the largest publicly traded financial holding companies headquartered
in Florida and has approximately $4.4

billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards,

securities brokerage services, and
financial advisory services, including the sale of life insurance, risk management and asset protection services.

Our bank
subsidiary, Capital City Bank,

was founded in 1895 and now has 62 banking offices and 107 ATM

s/ITMs in Florida, Georgia and
Alabama.

For more information about Capital City Bank Group, Inc., visit
https://www.ccbg.com/ .
FORWARD

-LOOKING STATEMENTS
Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties and
risks, which could cause our future results to differ materially.

The words “may,” “could,” “should,”

“would,” “believe,”
“anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “vision,”

“goal,” and similar expressions are intended to identify
forward-looking statements. The following factors, among others, could cause our actual results to differ: the effects of and changes
in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation,
interest rate, market and monetary fluctuations; local, regional, national, and international economic conditions and the impact they
may have on us and our clients and our assessment of that impact; the costs and effects of legal and regulatory developments, the
outcomes of legal proceedings or regulatory or other governmental inquiries,

the results of regulatory examinations or reviews and
the ability to obtain required regulatory approvals; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply; the
effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as other accounting standard setters; the accuracy of our financial statement estimates and assumptions;

changes in the financial performance and/or
condition of our borrowers; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and
charge-offs; changes in estimates of future credit

loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in our liquidity position;

the timely development and acceptance of new products
and services and perceived overall value of these products and services by users;

changes in consumer spending, borrowing, and
saving habits; greater than expected costs or difficulties related to the integration of new products and lines of business;
technological changes; the costs and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers; acquisitions and integration of acquired businesses; impairment of our goodwill or
other intangible assets; changes in the reliability of our vendors, internal control systems, or information systems; our ability to
increase market share and control expenses; our ability to attract and retain qualified employees; changes in our organization,
compensation, and benefit plans; the soundness of other financial institutions;

volatility and disruption in national and international
financial and commodity markets; changes in the competitive environment in our markets and among banking organizations and
other financial service providers; government intervention in the U.S. financial system; the effects of natural disasters (including
hurricanes), widespread health emergencies (including pandemics),

military conflict, terrorism, civil unrest, climate change or other geopolitical events; our ability to declare and pay dividends; structural changes in the markets for origination, sale and servicing of
residential mortgages; any inability to implement and maintain effective internal control over financial reporting and/or disclosure
control; negative publicity and the impact on our reputation; and the limited trading activity and concentration of ownership of our
common stock. Additional factors can be found in our Annual Report on

Form 10-K for the fiscal year ended December 31, 2024
and our other filings with the SEC, which are available at the SEC’s internet site (
https://www.sec.gov
).

Forward-looking statements
in this Press Release speak only as of the date of the Press Release, and we assume no obligation to update forward-looking
statements or the reasons why actual results could differ,

except as may be required by law.

USE OF NON-GAAP FINANCIAL MEASURES
Unaudited
We
present a tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill and other
intangibles resulting from merger and acquisition activity.

We believe these measures are useful to investors because they allow investors to more easily compare our capital adequacy to other companies in the industry. Non-GAAP financial

measures should not
be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-
GAAP measures or similar measures differently.
The GAAP to non-GAAP reconciliations are provided below.
(Dollars in Thousands, except per share data) Jun 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 Jun 30, 2024
Shareowners' Equity (GAAP) $ 526,423 $ 512,575 $ 495,317 $ 476,499 $ 460,999
Less: Goodwill and Other Intangibles (GAAP) 92,693 92,733 92,773 92,813 92,853
Tangible Shareowners' Equity (non-GAAP) A 433,730 419,842 402,544 383,686 368,146
Total Assets (GAAP) 4,391,753 4,461,233 4,324,932 4,225,316 4,225,695
Less: Goodwill and Other Intangibles (GAAP) 92,693 92,733 92,773 92,813 92,853
Tangible Assets (non-GAAP) B $ 4,299,060 $ 4,368,500 $ 4,232,159 $ 4,132,503 $ 4,132,842
Tangible Common Equity Ratio (non-GAAP) A/B 10.09% 9.61% 9.51% 9.28% 8.91%
Actual Diluted Shares Outstanding (GAAP) C 17,097,986 17,072,330 17,018,122 16,980,686 16,970,228
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 25.37 $ 24.59 $ 23.65 $ 22.60 $ 21.69

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Six Months Ended
(Dollars in thousands, except per share data) Jun 30, 2025 Mar 31, 2025 Jun 30, 2024 Jun 30, 2025 Jun 30, 2024
EARNINGS
Net Income Attributable to Common Shareowners $ 15,044 $ 16,858 $ 14,150 $ 31,902 $ 26,707
Diluted Net Income Per Share $ 0.88 $ 0.99 $ 0.83 $ 1.87 $ 1.57
PERFORMANCE
Return on Average Assets (annualized) 1.38% 1.58% 1.33% 1.48% 1.27%
Return on Average Equity (annualized) 11.44 13.32 12.23 12.36 11.66
Net Interest Margin 4.30 4.22 4.02 4.26 4.01
Noninterest Income as % of Operating Revenue 31.67 32.39 33.30 32.03 32.69
Efficiency Ratio 67.26% 62.93% 68.61% 65.13% 69.81%
CAPITAL ADEQUACY
Tier 1 Capital

18.38% 18.01% 16.31% 18.38% 16.31%
Total Capital

19.60 19.20 17.50 19.60 17.50
Leverage

11.14 11.17 10.51 11.14 10.51
Common Equity Tier 1 16.81 16.08 14.44 16.81 14.44
Tangible Common Equity
(1)
10.09 9.61 8.91 10.09 8.91
Equity to Assets 11.99% 11.49% 10.91% 11.99% 10.91%
ASSET QUALITY
Allowance as % of Non-Performing Loans 463.01% 692.10% 529.79% 463.01% 529.79%
Allowance as a % of Loans HFI 1.13 1.12 1.09 1.13 1.09
Net Charge-Offs as % of Average Loans HFI 0.09 0.09 0.18 0.09 0.20
Nonperforming Assets as % of Loans HFI and OREO 0.25 0.17 0.23 0.25 0.23
Nonperforming Assets as % of Total Assets 0.15% 0.10% 0.15% 0.15% 0.15%
STOCK PERFORMANCE
High

$ 39.82 $ 38.27 $ 28.58 $ 39.82 $ 31.34
Low 32.38 33.00 25.45 32.38 25.45
Close $ 39.35 $ 35.96 $ 28.44 $ 39.35 $ 28.44
Average Daily Trading Volume 27,397 24,486 29,861 25,988 30,433
(1)

Tangible common equity ratio is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 10.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2025 2024
(Dollars in thousands) Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter
ASSETS
Cash and Due From Banks $ 78,485 $ 78,521 $ 70,543 $ 83,431 $ 75,304
Funds Sold and Interest Bearing Deposits 394,917 446,042 321,311 261,779 272,675
Total Cash and Cash Equivalents 473,402 524,563 391,854 345,210 347,979
Investment Securities Available for Sale 533,457 461,224 403,345 336,187 310,941
Investment Securities Held to Maturity 462,599 517,176 567,155 561,480 582,984
Other Equity Securities 3,242 2,315 2,399 6,976 2,537

Total Investment Securities
999,298 980,715 972,899 904,643 896,462
Loans Held for Sale ("HFS"):
19,181 21,441 28,672 31,251 24,022
Loans Held for Investment ("HFI"):
Commercial, Financial, & Agricultural 180,008 184,393 189,208 194,625 204,990
Real Estate - Construction 174,115 192,282 219,994 218,899 200,754
Real Estate - Commercial 802,504 806,942 779,095 819,955 823,122
Real Estate - Residential 1,046,368 1,040,594 1,028,498 1,023,485 1,012,541
Real Estate - Home Equity 228,201 225,987 220,064 210,988 211,126
Consumer 197,483 206,191 199,479 213,305 234,212
Other Loans 1,552 3,227 14,006 461 2,286
Overdrafts 1,259 1,154 1,206 1,378 1,192
Total Loans Held for Investment 2,631,490 2,660,770 2,651,550 2,683,096 2,690,223
Allowance for Credit Losses (29,862) (29,734) (29,251) (29,836) (29,219)
Loans Held for Investment, Net 2,601,628 2,631,036 2,622,299 2,653,260 2,661,004
Premises and Equipment, Net 79,906 80,043 81,952 81,876 81,414
Goodwill and Other Intangibles 92,693 92,733 92,773 92,813 92,853
Other Real Estate Owned 132 132 367 650 650
Other Assets 125,513 130,570 134,116 115,613 121,311
Total Other Assets 298,244 303,478 309,208 290,952 296,228
Total Assets $ 4,391,753 $ 4,461,233 $ 4,324,932 $ 4,225,316 $ 4,225,695
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,332,080 $ 1,363,739 $ 1,306,254 $ 1,330,715 $ 1,343,606
NOW Accounts 1,284,137 1,292,654 1,285,281 1,174,585 1,177,180
Money Market Accounts 408,666 445,999 404,396 401,272 413,594
Savings Accounts 504,331 511,265 506,766 507,604 514,560
Certificates of Deposit 175,639 170,233 169,280 164,901 159,624
Total Deposits 3,704,853 3,783,890 3,671,977 3,579,077 3,608,564
Repurchase Agreements 21,800 22,799 26,240 29,339 22,463
Other Short-Term Borrowings 12,741 14,401 2,064 7,929 3,307
Subordinated Notes Payable 42,582 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 680 794 794 794 1,009
Other Liabilities 82,674 73,887 75,653 71,974 69,987
Total Liabilities 3,865,330 3,948,658 3,829,615 3,742,000 3,758,217
Temporary Equity - - - 6,817 6,479
SHAREOWNERS' EQUITY
Common Stock 171 171 170 169 169
Additional Paid-In Capital 39,527 38,576 37,684 36,070 35,547
Retained Earnings 487,665 476,715 463,949 454,342 445,959
Accumulated Other Comprehensive Loss, Net of Tax (940) (2,887) (6,486) (14,082) (20,676)
Total Shareowners' Equity 526,423 512,575 495,317 476,499 460,999
Total Liabilities, Temporary Equity and Shareowners' Equity $ 4,391,753 $ 4,461,233 $ 4,324,932 $ 4,225,316 $ 4,225,695
OTHER BALANCE SHEET DATA
Earning Assets $ 4,044,886 $ 4,108,969 $ 3,974,431 $ 3,880,769 $ 3,883,382
Interest Bearing Liabilities 2,450,576 2,511,032 2,447,708 2,339,311 2,344,624
Book Value Per Diluted Share $ 30.79 $ 30.02 $ 29.11 $ 28.06 $ 27.17
Tangible Book Value

Per Diluted Share
(1)
25.37 24.59 23.65 22.60 21.69
Actual Basic Shares Outstanding 17,066 17,055 16,975 16,944 16,942
Actual Diluted Shares Outstanding 17,098 17,072 17,018 16,981 16,970
(1)

Tangible book value per diluted share is a non-GAAP financial measure. For additional information, including a reconciliation to GAAP, refer to Page 10.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
2025 2024
Six Months Ended
June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2025 2024
INTEREST INCOME
Loans, including Fees $ 40,872 $ 40,478 $ 41,453 $ 41,659 $ 41,138 $ 81,350 $ 81,821
Investment Securities 6,678 5,808 4,694 4,155 4,004 12,486 8,248
Federal Funds Sold and Interest Bearing Deposits 3,909 3,496 3,596 3,514 3,624 7,405 5,517
Total Interest Income 51,459 49,782 49,743 49,328 48,766 101,241 95,586
INTEREST EXPENSE
Deposits 7,405 7,383 7,766 8,223 8,579 14,788 16,173
Repurchase Agreements 156 164 199 221 217 320 418
Other Short-Term Borrowings 179 117 83 52 68 296 107
Subordinated Notes Payable 530 560 581 610 630 1,090 1,258
Other Long-Term Borrowings 5 11 11 11 3 16 6
Total Interest Expense 8,275 8,235 8,640 9,117 9,497 16,510 17,962
Net Interest Income 43,184 41,547 41,103 40,211 39,269 84,731 77,624
Provision for Credit Losses 620 768 701 1,206 1,204 1,388 2,124
Net Interest Income after Provision for Credit Losses 42,564 40,779 40,402 39,005 38,065 83,343 75,500
NONINTEREST INCOME
Deposit Fees 5,320 5,061 5,207 5,512 5,377 10,381 10,627
Bank Card Fees 3,774 3,514 3,697 3,624 3,766 7,288 7,386
Wealth Management Fees 5,206 5,763 5,222 4,770 4,439 10,969 9,121
Mortgage Banking Revenues 4,190 3,820 3,118 3,966 4,381 8,010 7,259
Other

1,524 1,749 1,516 1,641 1,643 3,273 3,310
Total Noninterest Income 20,014 19,907 18,760 19,513 19,606 39,921 37,703
NONINTEREST EXPENSE
Compensation 26,490 26,248 26,108 25,800 24,406 52,738 48,813
Occupancy, Net 7,071 6,793 6,893 7,098 6,997 13,864 13,991
Other

8,977 5,660 8,781 10,023 9,038 14,637 17,808
Total Noninterest Expense 42,538 38,701 41,782 42,921 40,441 81,239 80,612
OPERATING PROFIT 20,040 21,985 17,380 15,597 17,230 42,025 32,591
Income Tax Expense 4,996 5,127 4,219 2,980 3,189 10,123 6,725
Net Income 15,044 16,858 13,161 12,617 14,041 31,902 25,866
Pre-Tax (Income) Loss Attributable to Noncontrolling Interest - - (71) 501 109 - 841
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS $ 15,044 $ 16,858 $ 13,090 $ 13,118 $ 14,150 $ 31,902 $ 26,707
PER COMMON SHARE
Basic Net Income $ 0.88 $ 0.99 $ 0.77 $ 0.77 $ 0.84 $ 1.87 $ 1.58
Diluted Net Income 0.88 0.99 0.77 0.77 0.83 1.87 1.57
Cash Dividend

$ 0.24 $ 0.24 $ 0.23 $ 0.23 $ 0.21 $ 0.48 $ 0.42
AVERAGE

SHARES
Basic

17,056 17,027 16,946 16,943 16,931 17,042 16,941
Diluted

17,088 17,044 16,990 16,979 16,960 17,067 16,964

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES ("ACL")
AND CREDIT QUALITY
Unaudited
2025 2024
Six Months Ended

June 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2025 2024
ACL - HELD FOR INVESTMENT LOANS
Balance at Beginning of Period $ 29,734 $ 29,251 $ 29,836 $ 29,219 $ 29,329 $ 29,251 $ 29,941
Transfer from Other (Assets) Liabilities - - - - - - (50)
Provision for Credit Losses 718 1,083 1,085 1,879 1,129 1,801 2,061
Net Charge-Offs (Recoveries) 590 600 1,670 1,262 1,239 1,190 2,733
Balance at End of Period $ 29,862 $ 29,734 $ 29,251 $ 29,836 $ 29,219 $ 29,862 $ 29,219
As a % of Loans HFI 1.13% 1.12% 1.10% 1.11% 1.09% 1.13% 1.09%
As a % of Nonperforming Loans 463.01% 692.10% 464.14% 452.64% 529.79% 463.01% 529.79%
ACL - UNFUNDED COMMITMENTS
Balance at Beginning of Period 1,832 $ 2,155 $ 2,522 $ 3,139 $ 3,121 $ 2,155 $ 3,191
Provision for Credit Losses

(94) (323) (367) (617) 18 (417) (52)
Balance at End of Period
(1)
1,738 1,832 2,155 2,522 3,139 1,738 3,139
ACL - DEBT SECURITIES
Provision for Credit Losses

$ (4) $ 8 $ (17) $ (56) $ 57 $ 4 $ 115
CHARGE-OFFS
Commercial, Financial and Agricultural $ 74 $ 168 $ 499 $ 331 $ 400 $ 242 $ 682
Real Estate - Construction - - 47 - - - -
Real Estate - Commercial - - - 3 - - -
Real Estate - Residential 49 8 44 - - 57 17
Real Estate - Home Equity 24 - 33 23 - 24 76
Consumer 914 865 1,307 1,315 1,061 1,779 2,611
Overdrafts 437 570 574 611 571 1,007 1,209
Total Charge-Offs $ 1,498 $ 1,611 $ 2,504 $ 2,283 $ 2,032 $ 3,109 $ 4,595
RECOVERIES
Commercial, Financial and Agricultural $ 117 $ 75 $ 103 $ 176 $ 59 $ 192 $ 100
Real Estate - Construction - - 3 - - - -
Real Estate - Commercial 6 3 33 5 19 9 223
Real Estate - Residential 65 119 28 88 23 184 60
Real Estate - Home Equity 42 9 17 59 37 51 61
Consumer 456 481 352 405 313 937 723
Overdrafts 222 324 298 288 342 546 695
Total Recoveries $ 908 $ 1,011 $ 834 $ 1,021 $ 793 $ 1,919 $ 1,862
NET CHARGE-OFFS (RECOVERIES) $ 590 $ 600 $ 1,670 $ 1,262 $ 1,239 $ 1,190 $ 2,733
Net Charge-Offs as a % of Average Loans

HFI
(2)
0.09% 0.09% 0.25% 0.19% 0.18% 0.09% 0.20%
CREDIT QUALITY
Nonaccruing Loans $ 6,449 $ 4,296 $ 6,302 $ 6,592 $ 5,515
Other Real Estate Owned 132 132 367 650 650
Total Nonperforming Assets ("NPAs") $ 6,581 $ 4,428 $ 6,669 $ 7,242 $ 6,165
Past Due Loans 30-89 Days

$ 4,523 $ 3,735 $ 4,311 $ 9,388 $ 5,672
Classified Loans 28,623 19,194 19,896 25,501 25,566
Nonperforming Loans as a % of Loans HFI 0.25% 0.16% 0.24% 0.25% 0.21%
NPAs as a % of Loans HFI and Other Real Estate 0.25% 0.17% 0.25% 0.27% 0.23%
NPAs as a % of

Total Assets
0.15% 0.10% 0.15% 0.17% 0.15%
(1)

Recorded in other liabilities
(2)

Annualized

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
Unaudited
Second Quarter 2025 First Quarter 2025 Fourth Quarter 2024 Third Quarter 2024 Second Quarter 2024 June 2025 YTD June 2024 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans Held for Sale $ 22,668 $ 475 8.40% $ 24,726 $ 490 8.04% $ 31,047 $ 976 7.89% $ 24,570 720 7.49% $ 26,281 $ 517 5.26% $ 23,692 $ 965 8.21% $ 26,797 $ 1,080 5.62%
Loans Held for Investment
(1)
2,652,572 40,436 6.11 2,665,910 40,029 6.09 2,677,396 40,521 6.07 2,693,533 40,985 6.09 2,726,748 40,683 6.03 2,659,204 80,465 6.10 2,727,688 80,879 5.99
Investment Securities
Taxable Investment Securities 1,006,514 6,666 2.65 981,485 5,802 2.38 914,353 4,688 2.04 907,610 4,148 1.82 918,989 3,998 1.74 994,068 12,468 2.52 935,658 8,237 1.76
Tax-Exempt Investment Securities
(1)
1,467 17 4.50 845 9 4.32 849 9 4.31 846 10 4.33 843 9 4.36 1,158 26 4.43 850 18 4.35
Total Investment Securities 1,007,981 6,683 2.65 982,330 5,811 2.38 915,202 4,697 2.04 908,456 4,158 1.82 919,832 4,007 1.74 995,226 12,494 2.52 936,508 8,255 1.76
Federal Funds Sold and Interest
Bearing Deposits 348,787 3,909 4.49 320,948 3,496 4.42 298,255 3,596 4.80 256,855 3,514 5.44 262,419 3,624 5.56 334,944 7,405 4.46 201,454 5,517 5.51
Total Earning Assets 4,032,008 $ 51,503 5.12% 3,993,914 $ 49,826 5.06% 3,921,900 $ 49,790 5.05% 3,883,414 $ 49,377 5.06% 3,935,280 $ 48,831 4.99% 4,013,066 $ 101,329 5.09% 3,892,447 $ 95,731 4.94%
Cash and Due From Banks 65,761 73,467 73,992 70,994 74,803 69,593 75,283
Allowance for Credit Losses (30,492) (30,008) (30,107) (29,905) (29,564) (30,251) (29,797)
Other Assets 302,984 297,660 293,884 291,359 291,669 300,336 293,473
Total Assets $ 4,370,261 $ 4,335,033 $ 4,259,669 $ 4,215,862 $ 4,272,188 $ 4,352,744 $ 4,231,406
LIABILITIES:
Noninterest Bearing Deposits $ 1,342,304 $ 1,317,425 $ 1,323,556 $ 1,332,305 $ 1,346,546 $ 1,329,933 $ 1,345,367
NOW Accounts 1,225,697 $ 3,750 1.23% 1,249,955 $ 3,854 1.25% 1,182,073 $ 3,826 1.29% 1,145,544 $ 4,087 1.42% 1,207,643 $ 4,425 1.47% 1,237,759 $ 7,604 1.24% 1,204,337 $ 8,922 1.49%
Money Market Accounts 431,774 2,340 2.17 420,059 2,187 2.11 422,615 2,526 2.38 418,625 2,694 2.56 407,387 2,752 2.72 425,949 4,527 2.14 380,489 4,737 2.50
Savings Accounts 507,950 174 0.14 507,676 176 0.14 504,859 179 0.14 512,098 180 0.14 519,374 176 0.14 507,813 350 0.14 529,374 364 0.14
Time Deposits 172,982 1,141 2.65 170,367 1,166 2.78 167,321 1,235 2.94 163,462 1,262 3.07 160,078 1,226 3.08 171,682 2,307 2.71 149,203 2,150 2.90
Total Interest Bearing Deposits 2,338,403 7,405 1.27 2,348,057 7,383 1.28 2,276,868 7,766 1.36 2,239,729 8,223 1.46 2,294,482 8,579 1.50 2,343,203 14,788 1.27 2,263,403 16,173 1.44
Total Deposits 3,680,707 7,405 0.81 3,665,482 7,383 0.82 3,600,424 7,766 0.86 3,572,034 8,223 0.92 3,641,028 8,579 0.95 3,673,136 14,788 0.81 3,608,770 16,173 0.90
Repurchase Agreements 22,557 156 2.78 29,821 164 2.23 28,018 199 2.82 27,126 221 3.24 26,999 217 3.24 26,169 320 2.47 26,362 418 3.19
Other Short-Term Borrowings 10,503 179 6.82 7,437 117 6.39 6,510 83 5.06 2,673 52 7.63 6,592 68 4.16 8,978 296 6.64 5,176 107 4.16
Subordinated Notes Payable 51,981 530 4.03 52,887 560 4.23 52,887 581 4.30 52,887 610 4.52 52,887 630 4.71 52,432 1,090 4.13 52,887 1,258 4.70
Other Long-Term Borrowings 792 5 2.41 794 11 5.68 794 11 5.57 795 11 5.55 258 3 4.31 793 16 4.04 270 6 4.56
Total Interest Bearing Liabilities 2,424,236 $ 8,275 1.37% 2,438,996 $ 8,235 1.37% 2,365,077 $ 8,640 1.45% 2,323,210 $ 9,117 1.56% 2,381,218 $ 9,497 1.60% 2,431,575 $ 16,510 1.37% 2,348,098 $ 17,962 1.54%
Other Liabilities 76,138 65,211 73,130 73,767 72,634 70,705 70,464
Total Liabilities 3,842,678 3,821,632 3,761,763 3,729,282 3,800,398 3,832,213 3,763,929
Temporary Equity - - 6,763 6,443 6,493 - 6,821
SHAREOWNERS' EQUITY: 527,583 513,401 491,143 480,137 465,297 520,531 460,656
Total Liabilities, Temporary

Equity
and Shareowners' Equity $ 4,370,261 $ 4,335,033 $ 4,259,669 $ 4,215,862 $ 4,272,188 $ 4,352,744 $ 4,231,406
Interest Rate Spread $ 43,228 3.75% $ 41,591 3.69% $ 41,150 3.59% $ 40,260 3.49% $ 39,334 3.38% $ 84,819 3.72% $ 77,769 3.40%
Interest Income and Rate Earned
(1)
51,503 5.12 49,826 5.06 49,790 5.05 49,377 5.06 48,831 4.99 101,329 5.09 95,731 4.94
Interest Expense and Rate Paid
(2)
8,275 0.82 8,235 0.84 8,640 0.88 9,117 0.93 9,497 0.97 16,510 0.83 17,962 0.93
Net Interest Margin $ 43,228 4.30% $ 41,591 4.22% $ 41,150 4.17% $ 40,260 4.12% $ 39,334 4.02% $ 84,819 4.26% $ 77,769 4.01%
(1)

Interest and average rates are

calculated on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.